OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2013
OTHER PAYABLES AND ACCRUALS
OTHER PAYABLES AND ACCRUALS

7. OTHER PAYABLES AND ACCRUALS

	2012	2013
	RMB	RMB
Professional service fees	1,920	3,792
Office expenses	6,632	6,567
Receipts from customers	84,248	191,829
Revenue from newspaper sales collected on behalf of newspaper contractors	178	—
Payables to employees related to net proceeds from share options exercised	9,466	9,416
Others	1,121	1,374

Total	103,565	212,978

        Receipts from customers are associated with the operations of the Company's business process outsourcing services. The Company has received funds in advance from customers for purposes such as monthly employee benefits, social insurance and payroll payments, which will be disbursed by the Company to other parties on behalf of customers in the near term.